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                                                                    Exhibit 23.4


                       INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Aurora Foods
Inc. on Form S-4 of our report dated June 9, 1998, on the Duncan Hines Business of The Proctor & Gamble Company, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                             /s/ Deloitte & Touche LLP

Cincinnati, Ohio
July 20, 1998